UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

InPlay Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

234 South Extension Road Mesa, Arizona		85210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (480) 586-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

          On June 29, 2005, InPlay Technologies extended Robert J. Brilon’s employment agreement through July 31, 2005.  The other terms of the employment agreement remain the same as described in the Form 8-K filed on May 5, 2005. Mr. Brilon serves as Chief Executive Officer, President and Chief Financial Officer. The Compensation Committee of the InPlay Technologies Board of Directors is finalizing the terms of a new employment agreement with Mr. Brilon which we expect to be executed before July 31, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPLAY TECHNOLOGIES, INC.

(Registrant)

Date: June 30, 2005	By:	/s/ ROBERT J. BRILON

Robert J. Brilon
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer
(Principal Executive, Financial and Accounting Officer)